UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 4, 2024
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 4, 2024, S&T Bancorp, Inc. (“S&T”), amended S&T’s Articles of Incorporation (as so amended and restated, the “Amended Articles”) to provide that all shares of S&T’s common stock, par value $2.50 per share (the “Common Stock”) and any preferred stock (“Preferred Stock”) will be issued solely in uncertificated form, except that shares represented by a certificate that is issued and outstanding will continue to be represented by such certificate until the same is surrendered to the Company. Under Pennsylvania law, the Company was not required to obtain shareholder approval for the Amended Articles. The Amended Articles add the following Section 13:

13. Stock Certificates. Any or all classes and series of shares of Common Stock and Preferred Stock of the Corporation, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors; provided, except that shares represented by a certificate that is issued and outstanding shall continue to be represented by a certificate until the certificate is surrendered to the Corporation.

The full text of S&T’s Amended Articles is filed herewith as Exhibits 3.1.

In addition, S&T concurrently amended S&T’s By-Laws (as so amended and restated, the “Amended By-Laws”) to update certain provisions to accommodate the transition to uncertificated shares.

Clean and marked copies of S&T’s Amended By-Laws are filed herewith as Exhibits 3.2 and Exhibit 3.3. The foregoing description of the Amended By-Laws does not purport to be complete and should be read in conjunction with, the full text of S&T’s Amended By-Laws filed herewith and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of S&T Bancorp, Inc., as amended and restated through December 4, 2024
3.2	Bylaws of S&T Bancorp, Inc., as amended and restated through December 4, 2024 (Clean Version)
3.3	Bylaws of S&T Bancorp, Inc., as amended and restated through December 4, 2024 (Marked Version)
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
December 4, 2024	Mark Kochvar Senior Executive Vice President, Chief Financial Officer